Comstock Mining Closes on Lucerne Sale;
Receives Cash and Stock From Tonogold

Virginia City, NV (November 19, 2019) Comstock Mining Inc. (“Comstock” or the “Company”) (NYSE American: LODE) today announced the closing of the sale of the Lucerne mine to Tonogold Resources Inc. (“Tonogold.”)

Comstock Mining LLC and Tonogold Closing
Comstock and Tonogold have closed the sale of the controlling interests of the entity that owns the Lucerne mine by consummating a transaction, originally agreed upon earlier this year, that values Lucerne at over $25 million ($11.5 million in cash, $5.8 million in stock and over $7.4 million in assumed liabilities), since Comstock also retains a 1.5% NSR royalty on Lucerne’s future production plus more than $2.2 million in subsidized, annualized savings.

The Company received $1.7 million in cash today plus $300k in convertible preferred stock (“CPS”), bringing total 2019, cash and stock payments to $11.725 million. Tonogold now has a 50% membership interest in Comstock Mining LLC, the entity that owns the Lucerne mine assets. The remaining $5.575 million in cash owed represents a secured obligation of Tonogold with monthly payments starting in November 2019, through June 2020. Once paid, Tonogold will own 100% of Comstock Mining LLC, the owner and operator of the permitted Lucerne mine.

Comstock and Tonogold also executed a Lease-Option agreement to use the Company’s American Flat processing facilities for processing mineralized materials from the Lucerne mine. To maintain the option, Tonogold will reimburse the Company for all expenses related to owning and maintaining the facility. Once exercised, Tonogold will pay $1 million per year and $1 per ton for processing mineralized material, in addition to paying all operating and processing expenses. As announced on September 23rd 2019, Tonogold has also been granted a renewable 10-year lease with rights to explore, develop and mine the Company’s mineral claims in Storey County.

Mr. Corrado De Gasperis, Executive Chairman and CEO stated, “Closing on the sale of Lucerne is a major milestone representing years of meaningful diligence and development, and now allows Tonogold to focus on the drilling and development of the Lucerne mine and Storey County mineral claims while Comstock turns its attention to developing our expansive, 100% owned mineral claims, specifically, the Dayton and Spring Valley exploration and development targets. Our debt is now down to $4.7 million, and declining every month.”

The Dayton resource area is the Company’s top wholly-owned exploration and development target. The Company is developing a new geological interpretation for an updated resource estimate. The new geological interpretation also drives a phased drilling program with higher potential for additional mineral resources that will be reported in a new, stand-alone technical report with a preliminary economic assessment (PEA) in the fourth quarter 2020.

Mr. De Gasperis, concluded, “The Lucerne sale has more than halved our debt and annual operating expenses. We are progressing the Dayton exploration and development plans, permitting our mercury remediation efforts and facilitating the sale of our non-mining assets in a manner that eliminates our debt and funds our growth.”

About Comstock Mining Inc.
Comstock Mining Inc. is a Nevada-based, gold and silver mining company with extensive, contiguous property in the Comstock District and is an emerging leader in sustainable, responsible mining that is currently commercializing environment-enhancing, precious-metal-based technologies, products and processes for precious metal recovery. The Company began acquiring properties in the Comstock District in 2003. Since then, the Company has consolidated a significant portion of the Comstock District, amassed the single largest known repository of historical and current geological data on the Comstock region, secured permits, built an infrastructure and completed its first phase of production. The Company continues evaluating and acquiring properties inside and outside the district expanding its footprint and exploring all of our existing and prospective opportunities for further exploration, development and mining. The Company’s goal is to grow per-share value by commercializing environment-enhancing, precious-metal-based products and processes that generate predictable cash flow (throughput) and increase the long-term enterprise value of our northern Nevada based platform.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements, but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future industry market conditions; future explorations, acquisitions, investments and asset sales; future performance of and closings under various agreements; future changes in our exploration activities; future prices and sales of, and demand for, our products; future impacts of land entitlements and uses; future permitting activities and needs therefor; future production capacity and operations; future operating and overhead costs; future capital expenditures and their impact on us; future impacts of operational and management changes (including changes in the board of directors); future changes in business strategies, planning and tactics and impacts of recent or future changes; future employment and contributions of personnel, including consultants; future land sales, investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives; the nature and timing of and accounting for restructuring charges and derivative liabilities and the impact thereof; contingencies; future environmental compliance and changes in the regulatory environment; future offerings of equity or debt securities; the possible redemption of debentures and associated costs; future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mining activities; contests over title to properties; potential dilution to our stockholders from our stock issuances and recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting businesses; permitting constraints or delays; decisions regarding business opportunities that may be presented to, or pursued by, us or others; the impact of, or the non-performance by parties under agreements relating to, acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments to which we may be party; changes in the United States or other monetary or fiscal policies or regulations; interruptions in production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, cyanide, water, diesel fuel and electricity); changes in generally accepted accounting principles; adverse effects of terrorism and geopolitical events; potential inability to implement business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors or others; assertion of claims, lawsuits and proceedings; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; inability to maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund or any other issuer.

Contact information:

Comstock Mining Inc.
P.O. Box 1118
Virginia City, NV 89440
ComstockMining.com

Corrado De Gasperis
Executive Chairman & CEO
Tel (775) 847-4755
degasperis@comstockmining.com

Zach Spencer
Director of External Relations
Tel (775) 847-5272 ext.151
questions@comstockmining.com